Business Combination	12 Months Ended
Dec. 31, 2025
ColdQuanta, Inc. dba Infleqtion [Member]
Business Combination [Line Items]
Business Combination
3. Business Combination
Morton Acquisition
On January 25, 2024, the Company acquired 100% of the equity of Morton (the “Morton Acquisition”). Morton specialized in the development and manufacturing of advanced silicon photonics-based component and sub-system
technologies. The acquisition date fair value purchase consideration of $3.9 million consisted of $2.6 million of cash, $0.4 million of common stock (1,179,246 shares at $0.37 per share), $0.4 million of contingent consideration and $0.5 million of other payments and adjustments.
The contingent consideration includes cash payments of $0.2 million and 1,725,415 restricted shares of issued and outstanding common stock subject to vesting based on the achievement of specified development milestones. The contingent consideration had an estimated fair value of $0.4 million at the acquisition date and was recognized as a liability. During the year ended December 31, 2024, 86,271 shares vested valued at $50 thousand

and the Company
paid $12 thousand in cash related to the contingent consideration. Changes in the Company’s strategic direction during the second quarter of the year ended December 31, 2024 resulted in the decision not to integrate or further invest in the commercialization of the photonic business represented by the Morton Acquisition and the Company determined that it would not achieve the remaining specified development milestones underlying the contingent consideration. As a result, the Company de-recognized
the liability and recognized a gain of $0.4 million, during the year ended December 31, 2024, related to the change in the fair value of the contingent consideration.
In May 2025, the Company amended the equity purchase agreement with the former Morton owners. The amendment added new milestones that, if achieved, require the Company to make the remaining contingent cash payments of approximately $0.2 million and result in the vesting of the remaining 1,639,145 outstanding shares of restricted common stock. The Company evaluated the guidance in ASC 805 and determined that this agreement should be accounted for separately from the Morton Acquisition. Additional information is provided in Note 12 –
Commitments and Contingencies.
The acquisition agreement also provides for deferred employee compensation of $0.8 million comprised of 1,552,875 common shares and $0.2 million in cash, contingent on the continued employment of a key individual who is a former shareholder. These deferred payments have been accounted for as post-combination compensation expense and are excluded from the purchase consideration.
The acquisition was accounted for as a business combination, whereby the excess of the purchase consideration over the fair value of identifiable net assets was allocated to goodwill. The Company recognized intangible assets of $2.3 million of which $2.2 million represented in-process
research and development. The goodwill of $1.5 million is associated with the acquired workforce and technical knowledge of that workforce that does not qualify as a separable intangible asset. In accordance with applicable jurisdictional tax rules, the goodwill recognized is deductible for income tax purposes. Additional information is provided in Notes
5 — Goodwill, 6 — Intangible Assets and 16 — Income Taxes.
No additional impairment was recognized during the year ended December 31, 2025 as it relates to the Morton acquisition. During the year ended December 31, 2024, the Company recorded impairment charges to fully write down the carrying value of goodwill, intangible assets and other long-lived assets associated with this acquisition. Additional information is provided in Note 5 —
 Goodwill
and Note 6 —
Intangible Assets.